UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2017

SABRA HEALTH CARE REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

001-34950	Maryland	27-2560479
(Commission File Number)	(State of Incorporation)	(I.R.S. Employer Identification No.)

18500 Von Karman Avenue, Suite 550 Irvine, CA		92612
(Address of Principal Executive Offices)		(Zip Code)

(888) 393-8248

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on July 31, 2017 with the Securities and Exchange Commission (the “SEC”) by Sabra Health Care REIT, Inc., a Maryland corporation (the “Company”), on July 28, 2017, Sabra Health Care Limited Partnership, of which the Company is the sole general partner (the “Operating Partnership”), and Sabra Canadian Holdings, LLC, also a wholly owned subsidiary of the Company (together, the “Borrowers”), delivered into escrow, along with the other parties thereto, their respective signature pages to the form of that certain fourth amended and restated unsecured credit agreement (the “Credit Agreement”) with certain lenders as set forth therein; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Citizens Bank, National Association, Credit Agricole Corporate and Investment Bank and Wells Fargo Bank, N.A., as Co-Syndication Agents, Swing Line Lenders and L/C Issuers; BMO Harris Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, LTD., Barclays Bank PLC, Compass Bank, Citibank, N.A., J.P. Morgan Chase Bank, N.A., Sumitomo Mitsui Banking Corporation, Suntrust Bank and UBS Securities LLC, as Co-Documentation Agents; Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arranger and Sole Bookrunner; and Citizens Bank, National Association, Credit Agricole Corporate and Investment Bank and Wells Fargo Securities, LLC, as Joint Lead Arrangers. The Credit Agreement amends and restates the third amended and restated unsecured credit agreement (the “Prior Credit Agreement”) that the Operating Partnership entered into on January 14, 2016.

Concurrently with the closing of the Merger (as defined in Item 2.01 below), the Company, the Operating Partnership and the other parties to the Credit Agreement released their respective signature pages to the Credit Agreement from escrow and the Credit Agreement became effective as of such time.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the fully signed version of the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference. The description of the form of the Credit Agreement included in Item 1.01 of the Current Report on Form 8-K filed on July 31, 2017, is incorporated herein by this reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed on May 8, 2017, with the SEC by the Company, the Company, Care Capital Properties, Inc., a Delaware corporation (“CCP”), PR Sub, LLC, a Delaware limited liability and wholly owned subsidiary of the Company (“Merger Sub”), the Operating Partnership and Care Capital Properties, LP, a Delaware limited partnership (“CCP OP”), entered into an Agreement and Plan of Merger, dated as of May 7, 2017 (the “Merger Agreement”). On August 17, 2017, pursuant to the terms and conditions of the Merger Agreement, (i) CCP was merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving company in the Merger, (ii) immediately following the Merger and simultaneous with the Partnership Merger (as defined below), Merger Sub was merged with and into the Company (the “Subsequent Merger”), with the Company continuing as the surviving corporation in the Subsequent Merger, and (iii) simultaneous with the Subsequent Merger, CCP OP was merged with and into the Operating Partnership (the “Partnership Merger”), with the Operating Partnership continuing as the surviving partnership in the Partnership Merger.

Pursuant to the Merger Agreement, as of the effective time of the Merger, each share of CCP common stock, par value $0.01 per share, issued and outstanding immediately prior to the effective time of the Merger was converted into the right to receive 1.123 (the “Exchange Ratio”) shares of Company common stock, par value $0.01 per share, plus cash in lieu of any fractional shares (the “Merger Consideration”).

In addition, as of the effective time of the Merger, (i) each option to purchase shares of CCP common stock that was outstanding and unexercised as of immediately prior to the effective time of the Merger became fully vested, was assumed by the Company and converted into a stock option award with respect to shares of Company common stock using the Exchange Ratio and remains exercisable in accordance with the terms applicable to the CCP option award, (ii) each share of CCP restricted stock that was outstanding immediately prior to the effective time of the Merger became fully vested and was converted into the right to receive the Merger Consideration, (iii) each CCP restricted stock unit award (other than deferred stock units described below) that was outstanding immediately prior to the effective time of the Merger became fully vested and was converted into a stock unit award with respect to shares of Company common stock using the Exchange Ratio, while any restricted stock unit award subject to performance-based vesting terms became vested and payable at the greater of (1) the target number of units or (2) the number of units earned based on actual performance (and as a result of such vesting, will be converted into the Merger Consideration promptly following the closing of the Merger) and (iv) each CCP deferred stock unit award that was outstanding immediately prior to the effective time of the Merger became fully vested (if not already vested), was assumed by the Company and converted into a deferred stock unit award with respect to shares of Company common stock using the Exchange Ratio, and will be settled by the Company in shares of Company common stock on the same payment date and terms applicable to the CCP deferred stock unit award.

Upon the closing of the Merger, the shares of CCP common stock, which previously traded under the ticker symbol “CCP” on the New York Stock Exchange (the “NYSE”), have ceased trading on, and were delisted from, the NYSE.

The foregoing summary description of the Merger Agreement is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 8, 2017, which is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Concurrently and in connection with the closing of the Merger, the Company borrowed an aggregate of $1.351 billion and CAD $125 million pursuant to the Credit Agreement. The amounts borrowed include $900 million for the U.S. dollar term loan with a five-year maturity, $200 million for the U.S. dollar term loan with a three-year maturity, CAD $125 million for the Canadian dollar term loan with a five-year maturity and $251 million under the revolving credit facility.

The disclosure set forth in Item 1.01 above is incorporated in its entirety herein by this reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective as of immediately after the effective time of the Merger, the Company’s Board of Directors increased the size of the Company’s Board of Directors from five to eight directors and appointed Raymond J. Lewis, Ronald G. Geary and Jeffrey A. Malehorn as directors of the Company to serve until the Company’s 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Messrs. Lewis, Geary and Malehorn were appointed as directors of the Company, pursuant to the terms of the Merger Agreement, which required the Company to take such actions as are necessary to cause three CCP designees to become members of the Company’s Board of Directors immediately after the Effective Time.

As non-employee directors, each of Messrs. Lewis, Geary and Malehorn will receive compensation in the same manner as the Company’s other non-employee directors, as previously disclosed under “Director Compensation—Directors’ Compensation Policy” in the Company’s Proxy Statement for its 2017 Annual Meeting of Stockholders, filed with the SEC on April 25, 2017, which description is incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure.

On August 17, 2017, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item 9.01(a) with respect to the acquired business described in Item 2.01 hereof will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) with respect to the acquired business described in Item 2.01 hereof will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 7, 2017, by and among Sabra Health Care REIT, Inc., PR Sub, LLC, Sabra Healthcare REIT Limited Partnership, CCP and Care Capital Properties, (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 8, 2017) (the schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request)

10.1	Fourth Amended and Restated Credit Agreement, dated as of August 17, 2017, among Sabra Health Care Limited Partnership and Sabra Canadian Holdings, LLC, as Borrowers; Sabra Health Care REIT, Inc., as REIT Guarantor; the other guarantors party thereto; the lenders party thereto; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Citizens Bank, National Association, Credit Agricole Corporate and Investment Bank and Wells Fargo Bank, N.A, as Co-Syndication Agents, Swing Line Lenders and L/C Issuers; BMO Harris Bank N.A., The Bank of Tokyo-Mitsubishi UFJ, LTD., Barclays Bank PLC, Compass Bank, Citibank, N.A., J.P. Morgan Chase Bank, N.A., Sumitomo Mitsui Banking Corporation, Suntrust Bank and UBS Securities LLC, as Co-Documentation Agents; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arranger and Sole Bookrunner; and Citizens Bank, National Association, Credit Agricole Corporate and Investment Bank and Wells Fargo Securities, LLC, as Joint Lead Arrangers

99.1	Press release, issued on August 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

Date: August 17, 2017	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 7, 2017, by and among Sabra Health Care REIT, Inc., PR Sub, LLC, Sabra Health Care Limited Partnership, CCP and Care Capital Properties, LP (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 8, 2017) (the schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request)

10.1	Fourth Amended and Restated Credit Agreement, dated as of August 17, 2017, among Sabra Health Care Limited Partnership and Sabra Canadian Holdings, LLC, as Borrowers; Sabra Health Care REIT, Inc., as REIT Guarantor; the other guarantors party thereto; the lenders party thereto; Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer; Citizens Bank, National Association, Credit Agricole Corporate and Investment Bank and Wells Fargo Bank, N.A, as Co-Syndication Agents, Swing Line Lenders and L/C Issuers; BMO Harris Bank N.A., The Bank of Tokyo-Mitsubishi UFJ, LTD., Barclays Bank PLC, Compass Bank, Citibank, N.A., J.P. Morgan Chase Bank, N.A., Sumitomo Mitsui Banking Corporation, Suntrust Bank and UBS Securities LLC, as Co-Documentation Agents; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arranger and Sole Bookrunner; and Citizens Bank, National Association, Credit Agricole Corporate and Investment Bank and Wells Fargo Securities, LLC, as Joint Lead Arrangers

99.1	Press release, dated August 17, 2017